GUARANTY


         This guaranty by Los Abrigados Partners Limited Partnership, an Arizona limited partnership, with offices located at 2111 East Highland, Suite 210, Phoenix, AZ 85016 ("Guarantor") for the benefit of Resort Funding, Inc; a Delaware corporation, with offices located at Two Clinton Square, Syracuse, New York 13202 ("RFI") is made as of the fifteenth (15th) day of June, 1997 ("Guaranty").

         WHEREAS RFI is entering into a Settlement Agreement ("Agreement") and a promissory note ("Note") with Los Abrigados Partners Limited Partnership, an Arizona limited partnership, ILE Sedona Incorporated, an Arizona corporation, and ILX Incorporated, an Arizona corporation (collectively "Developers") bearing even date herewith; and

         WHEREAS, RFI is willing to enter into the Agreement and the Note with Developers only if Guarantor agrees to guaranty the full, timely, faithful performance of, payment under and compliance with the Agreement, the Note and all other documents and agreements called for thereunder (collectively the "Documents").

         NOW, THEREFORE, in order to induce RFI to enter into the Agreement and the Note with the Developers and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Guarantor hereby unconditionally covenants and agrees with RFI as follows:

1.       The guarantor hereby unconditionally guaranties to RFI:

         (a) The full, complete and punctual performance by Developers of all the terms, covenants, obligations and conditions contained in the documents ("Obligations") and

         (b) The payment of all sums at any time owed by Developers under the Documents as and when the same shall become due and payable, whether at maturity by acceleration or otherwise, according to the terms of the Documents and all losses, cost, expenses and reasonable attorneys fees incurred by reason of the occurrence of an event of default under the Documents (collectively, the "Indebtedness"). In the case of any failure by Developers to pay the Indebtedness when due, the Guarantor hereby unconditionally agrees to immediately make such payment as and when the same shall become due and payable, whether at maturity, by acceleration or otherwise.

2. Guarantor hereby agrees that its Obligations hereunder shall be unconditional, irrespective of:
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         (a) The  absence of any attempt to collect from Developers or any other
         Guarantor;

         (b) Whether any other action has been instituted or taken to enforce the same;

         (c) The waiver or consent by RFI with respect to any provisions of the Documents;

         (d) The validity or enforceability of the guaranty against one or more of any other Guarantors;

         (e) The  validity or  enforceability of the Agreement or the Documents;
         or

         (f) Any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor.

3. Guarantor hereby waives diligence, presentment, demand for payment, filing of claims with a court in the event of receivership or bankruptcy of Developers, protest or notice with respect to the Indebtedness and all demands whatsoever and covenants that its guarantee will not be discharged except by complete performance of the Obligations of Developers contained in the Documents.

4. Upon the occurrence of an Event of Default by Developers, RFI may, at its option, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount of its liability hereunder, or any portion thereof, without proceeding against Developers or any other person, or foreclosing upon, selling, or otherwise disposing of or collecting or applying any property, real or personal, RFI may then hold as security for such Indebtedness.

5. Guarantor authorizes RFI without notice or demand and without affecting the liability of the Guarantor hereunder, from time to time to:

         (a) Renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof;

         (b) Accept  partial payment on the Indebtedness;

         (c) Take and hold security for the payment under this Guarantee or of the Indebtedness and exchange, enforce, waive and release any such security;

         (d) Apply such  security and direct the order or manner of
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         sale thereof as RFI in its discretion may determine;

         (e) Settle, release, compromise, collect or otherwise liquidate any indebtedness and/or any security therefore in any manner, without affecting or impairing the Obligations of Guarantor hereunder; and

         (f) RFI may, without notice, assign this Guarantee in whole or in part.

6. Guarantor shall have no right of subrogation and Guarantor waives any right to enforce any remedy which RFI now has or may hereafter have against Developers and any benefit of, and any right to participate in, any security at any time held by RFI. Guarantor waives set-off, counterclaim, presentment, demand for performance, notice of non-performance, protest, notice of protest, notice of dishonor and notice of acceptance of the Guaranty and of the existence, creation or incurring of new or additional Indebtedness.

7.       Guarantor will not take any action which will either:

         (a) Force the sale of Developers' property in order to satisfy the indebtedness; or

         (b) Affect in any manner any and all of RFI's liens, Security Interests, claims or rights of any kind that RFI may now have or hereafter acquire against Developers of Developers property.

8. Guarantor will refrain from taking any action which is in any way inconsistent with or in derogation of the rights of RFI hereunder.

9. This Guarantee constitutes the entire understanding of the parties with respect to the subject matter hereof and this Guaranty or any provision hereof may be amended, terminated, changed, waived or discharged only by an instrument in writing signed by RFI and the Guarantor hereunder.

10. No failure or delay by RFI or the holder or assignee of any agreement in exercising any right, power or privilege hereunder or thereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege.

11. In the event that one or more of the provisions of this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

12.      This  Guaranty  and  the  rights  of the  parties  hereunder  shall  be interpreted, construed and enforced in accordance with the laws and public policies of the State of New York, without regard to the principles of conflict of laws.
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13.      In any action to enforce  the  provisions  of this  Guaranty,  personal jurisdiction and venue shall be, at the option of RFI, in the Supreme Court of the State of New York, County of Onondaga or the United States District Court for the Northern District of New York.

             IN WITNESS WHEREOF, this guaranty has been executed by the undersigned on the date above first written.


GUARANTOR

LOS ABRIGADOS PARTNERS LIMITED
PARTNERSHIP
By: ILE Sedona Incorporated
Its: General Partner


By:  /s/ Joseph P. Martori
     ---------------------------
     Joseph P. Martori, Chairman